Exhibit 99.1

Quanex Building Products Announces First Quarter 2018 Results and Reaffirms Full Year 2018 Guidance

Solid Underlying Growth in NA and EU Engineered Components Segments

HOUSTON, TEXAS – March 5, 2018 - Quanex Building Products Corporation (NYSE:NX) (“Quanex” or the “Company”) today announced its results for the three months ended January 31, 2018.

Bill Griffiths, Chairman, President and Chief Executive Officer, stated, “First quarter results tracked the typical seasonality of our businesses; however, raw material price and labor inflation pressured margins across the board. We expect to recover some of the increase in raw materials prices in the coming months via contractual pass through or targeted price increases and we will work hard to cover the balance with operational efficiency improvements. Excluding eliminated products, our legacy fenestration business in the U.S. grew at 4.4% during the quarter, which compares favorably to Ducker’s latest window shipment estimate of 4.2% growth for the three months ended December 31, 2017. Similarly, underlying growth in our European Engineered Components segment was 5.4%. We generated positive free cash flow during the first quarter of 2018, which allowed us to pay down bank debt during the quarter of the year where we have historically had to borrow. Despite the recent gyrations in the stock market, the fundamentals for our business remain positive, and as such we are comfortable reaffirming our full year 2018 guidance and expect a strong second half of the year.”

First Quarter 2018 Results Summary

The Company reported the following selected financial results:

	Three Months Ended January 31,
	2018	2017
Net Sales	$191.7	$195.1
Net Income (Loss)	$4.9	($3.7)
Diluted EPS	$0.14	($0.11)
Adjusted Net Loss	($1.5)	($1.4)
Adjusted Diluted EPS	($0.04)	($0.04)
Adjusted EBITDA	$13.2	$13.0

(See Non-GAAP Terminology Definitions and Disclaimers section, Non-GAAP Financial Measure Disclosure table and Selected Segment Data table for additional information)

The slight decrease in net sales during the first quarter of 2018 was largely the result of portfolio rationalization and divestitures that occurred throughout 2017. The loss of revenues in the first quarter of 2018 associated with the aforementioned actions that took place in 2017 was somewhat offset by solid underlying growth in the North American and European Engineered Components segments. (See Sales Analysis table for additional information)

The increase in earnings was predominantly attributable to lower stock-based compensation expense and a $6.5 million, or $0.19 per diluted share, net tax benefit as a result of the enactment of the Tax Cuts and Jobs Act on December 22, 2017. The Tax Cuts and Jobs Act reduces the federal corporate tax rate on U.S. earnings to 21% and moves from a global taxation regime to a modified territorial regime. The lower tax rate will be phased in over time since Quanex has an October 31 fiscal year-end. Including the net tax benefit realized in the first quarter of 2018, the Company estimates that its effective tax rate for fiscal 2018 will be approximately 9%, or approximately 24% excluding the net tax benefit. Quanex will continue to evaluate the impact of the tax reform through the remainder of fiscal 2018.

As of January 31, 2018, the Company’s leverage ratio of Net Debt to LTM Adjusted EBITDA was unchanged at 2.3x. Quanex remains focused on generating Free Cash Flow to pay down debt and expects to end fiscal 2018 with a leverage ratio below 2.0x. (See Non-GAAP Terminology Definitions and Disclaimers section for additional information)

Recent Events

The stockholders approved each of the following proposals voted on at the Company’s annual meeting held on March 1, 2018.

•	Election of Directors – Robert R. Buck, Susan F. Davis, Joseph D. Rupp and Curtis M. Stevens were elected to serve as directors on the Quanex Board of Directors until the Company’s Annual Meeting of Stockholders in 2019

•	Advisory Vote Approving Named Executive Officer Compensation - the stockholders supported Quanex’s executive officer compensation structure

•	Ratification of Appointment of Grant Thornton LLP as Independent Public Accountants – the stockholders ratified the Company’s appointment of Grant Thornton LLP as its independent registered public accounting firm for the fiscal year ending October 31, 2018

Additionally, Quanex’s Board of Directors declared a quarterly cash dividend of $0.04 per share on the Company’s common stock, payable March 29, 2018, to shareholders of record on March 15, 2018.

Conference Call and Webcast Information

The Company has scheduled a conference call for Tuesday, March 6, 2018, at 11:00 a.m. ET (10:00 a.m. CT). To participate in the conference call dial (877) 388-2139 for domestic callers and (541) 797-2983 for international callers, in both cases using the conference passcode 1039546, and ask for the Quanex call a few minutes prior to the start time. A link to the live audio webcast will also be available on the Company’s website at http://www.quanex.com in the Investors section under Presentations & Events. A telephonic replay of the call will be available approximately two hours after the live broadcast ends and will be accessible through March 13, 2018. To access the replay dial (855) 859-2056 for domestic callers and (404) 537-3406 for international callers, in both cases referencing conference passcode 1039546.

About Quanex

Quanex Building Products Corporation is an industry-leading manufacturer of components sold to Original Equipment Manufacturers (OEMs) in the building products industry. Quanex designs and produces energy-efficient fenestration products in addition to kitchen and bath cabinet components. For more information contact Scott Zuehlke, Vice President, Investor Relations & Treasurer, at 713-877-5327 or scott.zuehlke@quanex.com.

Non-GAAP Terminology Definitions and Disclaimers

Adjusted Net Income (Loss) (defined as net income further adjusted to exclude purchase price accounting inventory step-ups, transaction costs, gain/loss on the sale of fixed assets, restructuring charges, other net adjustments related to foreign currency transaction gain/loss and effective tax rates reflecting impacts of adjustments on a with and without basis) and Adjusted EPS are non-GAAP financial measures that Quanex believes provide a consistent basis for comparison between periods and more accurately reflects operational performance, as they are not influenced by certain income or expense items not affecting ongoing operations. EBITDA (defined as net income or loss before interest, taxes, depreciation and amortization and other, net) and Adjusted EBITDA (defined as EBITDA further adjusted to exclude purchase price accounting inventory step-ups, transaction costs, gain/loss on the sale of fixed assets, and restructuring charges) are non-GAAP financial measures that the Company uses to measure operational performance and assist with financial decision-making. Net Debt is calculated using the sum of current maturities of long-term debt and long-term debt, minus cash and cash equivalents. The leverage ratio of Net Debt to LTM Adjusted EBITDA is a financial measure that Quanex believes is useful to investors and financial analysts in evaluating the Company’s leverage. In addition, with certain limited adjustments, this leverage ratio is the basis for a key covenant in Quanex’s credit agreement. Free Cash Flow is a non-GAAP measure calculated using cash provided by operating activities less capital expenditures. The Company believes that the presented non-GAAP measures provide a consistent basis for comparison between periods, and will assist investors in understanding Quanex’s financial performance when comparing results to other investment opportunities. The presented non-GAAP measures may not be the same as those used by other companies. The Company does not intend for this information to be considered in isolation or as a substitute for other measures prepared in accordance with U.S. GAAP.

Forward Looking Statements

Statements that use the words “estimated,” “expect,” “could,” “should,” “believe,” “will,” “might,” or similar words reflecting future expectations or beliefs are forward-looking statements. The forward-looking statements include, but are not limited to, the Company’s future operating results, future financial condition, future uses of cash and other expenditures, expenses and tax rates, expectations relating to Quanex’s industry, and the Company’s future growth, including any guidance discussed in this press release. The statements and guidance set forth in this release are based on current expectations. Actual results or events may differ materially from this release. For a complete discussion of factors that may affect Quanex’s future performance, please refer to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017, under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Any forward-looking statements in this press release are made as of the date hereof, and Quanex undertakes no obligation to update or revise any forward-looking statements to reflect new information or events.

QUANEX BUILDING PRODUCTS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(In thousands, except per share data)

(Unaudited)

	Three Months Ended January 31,
	2018	2017
Net sales	$191,666	$195,096
Cost of sales	154,440	154,947
Selling, general and administrative	24,076	27,445
Restructuring charges	366	1,139
Depreciation and amortization	13,273	15,406

Operating loss	(489)	(3,841)
Interest expense	(2,441)	(2,160)
Other, net	317	661

Loss before income taxes	(2,613)	(5,340)
Income tax benefit	7,560	1,614

Net income (loss)	$4,947	$(3,726)

Income (loss) per common share, basic	$0.14	$(0.11)
Income (loss) per common share, diluted	$0.14	$(0.11)
Weighted average common shares outstanding:
Basic	34,662	34,055
Diluted	35,286	34,055
Cash dividends per share	$0.04	$0.04

QUANEX BUILDING PRODUCTS CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	January 31, 2018	October 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$13,757	$17,455
Accounts receivable, net	62,119	79,411
Inventories, net	95,843	87,529
Prepaid and other current assets	7,451	7,406

Total current assets	179,170	191,801
Property, plant and equipment, net	213,014	211,131
Goodwill	226,927	222,194
Intangible assets, net	138,743	139,778
Other assets	9,180	8,975

Total assets	$767,034	$773,879

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$39,868	$44,150
Accrued liabilities	29,559	38,871
Income taxes payable	2,664	2,192
Current maturities of long-term debt	20,773	21,242

Total current liabilities	92,864	106,455
Long-term debt	215,362	218,184
Deferred pension and postretirement benefits	5,293	4,433
Deferred income taxes	14,771	21,960
Other liabilities	15,787	16,000

Total liabilities	344,077	367,032
Stockholders’ equity:
Common stock	375	375
Additional paid-in-capital	253,638	255,719
Retained earnings	228,293	225,704
Accumulated other comprehensive loss	(14,623)	(25,076)
Treasury stock at cost	(44,726)	(49,875)

Total stockholders’ equity	422,957	406,847

Total liabilities and stockholders’ equity	$767,034	$773,879

QUANEX BUILDING PRODUCTS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

(Unaudited)

	Three Months Ended January 31,
	2018	2017 (1)
Operating activities:
Net income (loss)	$4,947	$(3,726)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	13,273	15,406
Stock-based compensation	580	2,226
Deferred income tax	(8,483)	(3,684)
Other, net	130	1,241
Changes in assets and liabilities:
Decrease in accounts receivable	18,378	21,143
Increase in inventory	(6,926)	(7,622)
Decrease (increase) in other current assets	73	(438)
Decrease in accounts payable	(4,523)	(7,232)
Decrease in accrued liabilities	(10,629)	(17,971)
Increase in income taxes	344	2,761
Increase in deferred pension and postretirement benefits	860	837
Increase in other long-term liabilities	181	366
Other, net	(13)	(226)

Cash provided by operating activities	8,192	3,081
Investing activities:
Acquisitions, net of cash acquired	—	(8,497)
Capital expenditures	(7,811)	(8,141)
Proceeds from disposition of capital assets	65	390

Cash used for investing activities	(7,746)	(16,248)
Financing activities:
Borrowings under credit facilities	9,500	24,000
Repayments of credit facility borrowings	(13,750)	(20,875)
Repayments of other long-term debt	(255)	(429)
Common stock dividends paid	(1,397)	(1,372)
Issuance of common stock	2,231	1,383
Payroll tax paid to settle shares forfeited upon vesting of stock	(706)	(957)

Cash (used for) provided by financing activities	(4,377)	1,750
Effect of exchange rate changes on cash and cash equivalents	233	(35)

Decrease in cash and cash equivalents	(3,698)	(11,452)
Cash and cash equivalents at beginning of period	17,455	25,526

Cash and cash equivalents at end of period	$13,757	$14,074

(1)	Updated to reflect adoption of ASU 2016-09.

QUANEX BUILDING PRODUCTS CORPORATION

NON-GAAP FINANCIAL MEASURE DISCLOSURE

(In thousands, except per share data)

(Unaudited)

Reconciliation of Adjusted Net Income (Loss) and Adjusted EPS	Three Months Ended January 31, 2018			Three Months Ended January 31, 2017
	Net Income	Diluted EPS		Net Income	Diluted EPS
Net income (loss) as reported	$4,947	$0.14		$(3,726)	$(0.11)
Reconciling items from below	(6,485)	(0.18)		2,358	0.07

Adjusted net loss and adjusted EPS	$(1,538)	$(0.04)		$(1,368)	$(0.04)

Reconciliation of Adjusted EBITDA	Three Months Ended January 31, 2018			Three Months Ended January 31, 2017
	Reconciliation			Reconciliation
Net income (loss) as reported	$4,947			$(3,726)
Income tax benefit	(7,560)			(1,614)
Other, net	(317)			(661)
Interest expense	2,441			2,160
Depreciation and amortization	13,273			15,406

EBITDA	12,784			11,565
Reconciling items from below	378			1,470

Adjusted EBITDA	$13,162			$13,035

Reconciling Items	Three Months Ended January 31, 2018			Three Months Ended January 31, 2017
	Income Statement	Reconciling Items		Income Statement	Reconciling Items
Net sales	$191,666	$—		$195,096	$—
Cost of sales	154,440	—		154,947	(14)	(1)
Selling, general and administrative	24,076	(12)	(2)	27,445	(317)	(2)
Restructuring charges	366	(366)	(3)	1,139	(1,139)	(3)

EBITDA	12,784	378		11,565	1,470
Depreciation and amortization	13,273	—		15,406	(2,533)	(4)

Operating loss	(489)	378		(3,841)	4,003
Interest expense	(2,441)	—		(2,160)	—
Other, net	317	(299)	(5)	661	(630)	(5)

Loss before income taxes	(2,613)	79		(5,340)	3,373
Income tax benefit	7,560	(6,564)	(6)	1,614	(1,015)	(6)

Net income (loss)	$4,947	$(6,485)		$(3,726)	$2,358

Diluted earnings (loss) per share	$0.14			$(0.11)

(1)	Relates solely to purchase price accounting inventory step-up impact from HL Plastics acquisition.
(2)	Acquisition related transaction costs and loss on sale of fixed assets related to the closure of a plant in 2017.
(3)	Restructuring charges relate to the closure of several manufacturing plant facilities.
(4)	Accelerated depreciation and amortization for restructured PP&E and intangible assets.
(5)	Foreign currency transaction gains.
(6)	Impact on a with and without basis. Includes $6.5 million adjustment related to the Tax Cuts and Jobs Act in 2018.

QUANEX BUILDING PRODUCTS CORPORATION

SEGMENT RECONCILIATION

(In thousands)

(Unaudited)

The following tables reconcile the Company’s segment presentation to account for the transfer of operating facilities from the North American Engineered Components segment to the Cabinet Components segment, as previously reported in our earnings release for the three-months ended January 31, 2017, to the current presentation:

	NA Engineered Components	EU Engineered Components	NA Cabinet Components	Unallocated Corp & Other	Total
Three months ended January 31, 2017
As previously reported
Net sales	$111,073	$31,569	$52,997	$(543)	$195,096
Cost of sales	86,393	22,538	46,237	(221)	154,947
Selling, general and administrative	13,735	4,772	4,110	4,828	27,445
Restructuring costs	566	—	573	—	1,139
Depreciation and amortization	10,078	2,056	3,135	137	15,406

Operating income (loss)	$301	$2,203	$(1,058)	$(5,287)	$(3,841)

Reclassification
Net sales	$(4,990)	$—	$5,633	$(643)	$—
Cost of sales	(4,415)	—	5,058	(643)	—
Selling, general and administrative	(204)	—	204	—	—
Restructuring costs	—	—	—	—	—
Depreciation and amortization	(140)	—	140	—	—

Operating income (loss)	$(231)	$—	$231	$—	$—

Current presentation
Net sales	$106,083	$31,569	$58,630	$(1,186)	$195,096
Cost of sales	81,978	22,538	51,295	(864)	154,947
Selling, general and administrative	13,531	4,772	4,314	4,828	27,445
Restructuring costs	566	—	573	—	1,139
Depreciation and amortization	9,938	2,056	3,275	137	15,406

Operating income (loss)	$70	$2,203	$(827)	$(5,287)	$(3,841)

QUANEX BUILDING PRODUCTS CORPORATION

SELECTED SEGMENT DATA

(In thousands)

(Unaudited)

This table provides operating income (loss), EBITDA, and Adjusted EBITDA by reportable segment. Non-operating expense and income tax expense are not allocated to the reportable segments.

	NA Engineered Components	EU Engineered Components	NA Cabinet Components	Unallocated Corp & Other	Total
Three months ended January 31, 2018
Net sales	$102,727	$33,996	$55,922	$(979)	$191,666
Cost of sales	80,026	24,833	50,210	(629)	154,440
Selling, general and administrative	13,827	5,450	4,788	11	24,076
Restructuring charges	251	—	115	—	366
Depreciation and amortization	7,012	2,449	3,686	126	13,273

Operating income (loss)	1,611	1,264	(2,877)	(487)	(489)
Depreciation and amortization	7,012	2,449	3,686	126	13,273

EBITDA	8,623	3,713	809	(361)	12,784
Transaction related costs	—	—	—	12	12
Restructuring charges	251	—	115	—	366

Adjusted EBITDA	$8,874	$3,713	$924	$(349)	$13,162

Adjusted EBITDA Margin %	8.6%	10.9%	1.7%		6.9%
Three months ended January 31, 2017
Net sales	$106,083	$31,569	$58,630	$(1,186)	$195,096
Cost of sales	81,978	22,538	51,295	(864)	154,947
Selling, general and administrative	13,531	4,772	4,314	4,828	27,445
Restructuring charges	566	—	573	—	1,139
Depreciation and amortization	9,938	2,056	3,275	137	15,406

Operating income (loss)	70	2,203	(827)	(5,287)	(3,841)
Depreciation and amortization	9,938	2,056	3,275	137	15,406

EBITDA	10,008	4,259	2,448	(5,150)	11,565
Transaction related costs	—	—	—	60	60
Mexico restructuring, loss on sale of fixed assets	—	—	257	—	257
Restructuring charges	566	—	573	—	1,139
PPA-Inventory Step-up	—	14	—	—	14

Adjusted EBITDA	$10,574	$4,273	$3,278	$(5,090)	$13,035

Adjusted EBITDA Margin %	10.0%	13.5%	5.6%		6.7%

QUANEX BUILDING PRODUCTS CORPORATION

SALES ANALYSIS

(In thousands)

(Unaudited)

	Three Months Ended
	January 31, 2018	January 31, 2017 (1)
NA Engineered Components:
United States - fenestration (2)	$88,216	$89,711
International - fenestration	7,008	6,341
United States - non-fenestration	4,147	5,831
International - non-fenestration	3,356	4,200

	$102,727	$106,083
EU Engineered Components (3):
United States - fenestration	$—	$35
International - fenestration (4)	29,869	28,905
International - non-fenestration	4,127	2,629

	$33,996	$31,569
NA Cabinet Components:
United States - fenestration	$3,445	$3,332
United States - non-fenestration (5)	52,006	54,691
International - non-fenestration	471	607

	$55,922	$58,630
Unallocated Corporate & Other:
Eliminations	$(979)	$(1,186)

	$(979)	$(1,186)

Net Sales	$191,666	$195,096

(1)	Updated to reflect transfer of operating facilities from NA Engineered Components to NA Cabinet Components. See Reconciliation for additional details.
(2)	Reflects the loss of revenue associated with eliminated products of $5.2 million for the three-months ended January 31, 2018.
(3)	Reflects a gain of $3.1 million in revenue associated with foreign currency exchange rate impacts.
(4)	Reflects loss of revenue associated with eliminated products of $2.4 million for the three-months ended January 31, 2018.
(5)	Reflects the loss of revenue associated with eliminated products of $2.4 million for the three-months ended January 31, 2018.